SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8–K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported):   August 7, 2002

Emerson Electric Co.
(Exact Name of Registrant as Specified in Charter)

Missouri	1–278	43–0259330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8000 West Florissant Avenue St. Louis, Missouri		63136
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (314) 553–2000

Item 7.     Financial Statements and Exhibits.

(c)          Exhibits

Exhibit No.	Document
(99)	Additional Exhibits

                99.1           Certifications by Chief Executive Officer and Chief Financial Officer of Emerson Electric Co. pursuant to SEC Order 4-460

                99.2           Certifications by Chief Executive Officer and Chief Financial Officer of Emerson Electric Co. pursuant to Sarbanes-Oxley Act of 2002

Item 9.     Regulation FD Disclosure.

        Emerson Electric Co. is furnishing under Item 9 of this Current Report on Form 8-K:

(i)

the information included as Exhibit 99.1 to this report. Exhibit 99.1 consists of copies of the certifications required by Securities and Exchange Commission Order 4-460, which were filed on August 7, 2002.

(ii)

the information included as Exhibit 99.2 to this report. Exhibit 99.2 consists of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the registrant on August 7, 2002.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: August 7, 2002	By:	s/H.M. Smith
H.M. Smith Assistant General Counsel and Assistant Secretary

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